SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 20, 2002

NetManage, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22158	77-0252226

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10725 North De Anza Boulevard, Cupertino, California	95014

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(408) 973-7171

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     See attached Exhibit Index.

Item 9. Regulation FD Disclosure.

     On November 20, 2002, NetManage, Inc. filed Amendment No. 1 to its Quarterly Report on Form 10-Q for the quarter ended March 31, 2002, its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (collectively, the “Reports”) with the Securities and Exchange Commission. Accompanying each report were certifications of NetManage’s Chief Executive Officer, Zvi Alon, and Chief Financial Officer, Michael Peckham, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, codified at 18 U.S.C. §1350. A copy of each of the certifications is attached hereto as an Exhibit.

     The foregoing certifications are being furnished solely to accompany NetManage’s Reports, and are not being filed either as part of those Reports or as a separate disclosure statement, and are not to be incorporated by reference into those Reports or any other filing of NetManage, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The foregoing certifications should not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section 18 or Sections 11 and 12(a)(2) of the Securities act of 1933, as amended. This Current Report (including the exhibits hereto) shall not be deemed to be an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETMANAGE, INC.

Date: November 20, 2002	By:	/s/ Michael R. Peckham

Name: Michael R. Peckham Title: Chief Financial Officer

Exhibit Index

Exhibit	Description

99.1	Certification of the Chief Executive Officer, Zvi Alon, of NetManage, Inc. with respect to NetManage’s Amendment No. 1 to Quarterly Report on Form 10-Q for the quarter ended March 31, 2002 pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002; and

Certification of the Chief Financial Officer, Michael Peckham, of NetManage, Inc. with respect to NetManage’s Amendment No. 1 to Quarterly Report on Form 10-Q for the quarter ended March 31, 2002 pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2	Certification of the Chief Executive Officer, Zvi Alon, of NetManage, Inc. with respect to NetManage’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002; and

Certification of the Chief Financial Officer, Michael Peckham, of NetManage, Inc. with respect to NetManage’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.3	Certification of the Chief Executive Officer, Zvi Alon, of NetManage, Inc. with respect to NetManage’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002; and

Certification of the Chief Financial Officer, Michael Peckham, of NetManage, Inc. with respect to NetManage’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.